Subsequent Events	6 Months Ended	12 Months Ended
	Sep. 30, 2021	Mar. 31, 2021
Subsequent Events
Note 16—Subsequent Events
Investment in Arbutus
On October 18, 2021, the Arbutus Preferred Shares mandatorily converted into 22,833,922 shares of Arbutus common stock Common Shares in accordance with the terms of the subscription agreement entered into by RSL and Arbutus in October 2017. In connection with its acquisition of the Arbutus Preferred Shares, RSL had agreed to a four-year lock-up
period and standstill period whereby, pursuant to the standstill, RSL would not acquire greater than 49.99% of the common shares of Arbutus or securities convertible into common shares. Both the lock-up
and standstill periods expired on October 18, 2021. The Company will continue to account for its investment in Arbutus as an equity method investment accounted for using the fair value option.

Note 19—Subsequent Events
The Company has evaluated subsequent events for appropriate disclosures through June 30, 2021, the date that the consolidated financial statements were available to be issued. All subsequent events requiring recognition as of March 31, 2021 have been incorporated in these financial statements.
Option Vants Transaction
On May 1, 2021, the Company entered into an Asset Purchase Agreement with Sumitomo and its subsidiary Sumitomo Pharmaceuticals (Suzhou) Co., Ltd. (“SPC”) (the “Asset Purchase Agreement”). The transactions contemplated by the Asset Purchase Agreement closed in June 2021. Pursuant to the Asset Purchase Agreement: (i) Sumitomo terminated all of its existing options to acquire the Company’s equity interests in the Option Vants; (ii) the Company transferred and assigned to SPC all of its intellectual property, development and commercialization rights for (a) lefamulin in Mainland China, Taiwan, Hong Kong, and Macau (collectively “Greater China”), (b) vibegron in Mainland China, (c) rodatristat ethyl in Greater China and South Korea and
(d) RVT-802
in Greater China and South Korea; (iii) we will receive a $5.0 million cash payment; and (iv) Sumitomo entered into an agreement with the Company to pursue future collaborations with Genevant.
Dermavant
On May 14, 2021, Dermavant entered into a $160.0 million revenue interest purchase and sale agreement (the “RIPSA”) for its investigational product tapinarof with three institutional investors. Under the terms of the RIPSA, the participants purchased a capped single-digit revenue interest in net sales of tapinarof for all dermatological indications in the United States in exchange for $160.0 million in committed funding to be paid to Dermavant, subject to approval of tapinarof by the FDA.
Dermavant concurrently entered into a $40.0 million senior secured credit facility (the “Credit Facility”) with one of the institutional investors. The Credit Facility has a five-year maturity and bears an interest rate of 10% per annum. In connection with the funding of the Credit Facility, Dermavant issued to the institutional investor a warrant to purchase 1,199,072 common shares of Dermavant at an exercise price of $0.01 per common share.
The proceeds from the Credit Facility were used to repay all amounts outstanding under the loan and security agreement with Hercules, with the remainder of net proceeds used for working capital and general corporate purposes. The Company reclassified $3.1 million on the consolidated balance sheets as of March 31, 2021 from current to long-term given that Dermavant had the intent and ability to refinance the short-term obligation on a long-term basis after March 31, 2021 and before the financial statements were issued.
Datavant
In June 2021, Datavant and CIOX Health, LLC entered into a definitive agreement to merge the two companies.
The merger closed on July 27, 2021. At closing, Roivant received approximately $320 million in cash.